Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	WX
Entity Registrant Name	WuXi PharmaTech (Cayman) Inc.
Entity Central Index Key	0001403132
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	560,972,080

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 115,401	$ 80,510
Restricted cash	1,989	1,358
Short-term investments	38,084	22,083
Accounts receivable, net of allowance of $625 and $590 for 2009 and 2010, respectively	57,041	45,817
Inventories	17,277	14,276
Other current assets	12,145	6,032
Deferred tax assets	2,979	4,093
Total current assets	244,916	174,169
Non-current assets:
Goodwill	23,956	23,956
Property, plant and equipment, net	205,547	181,830
Intangible assets, net	4,254	6,634
Prepaid land use rights	5,352	5,308
Deferred tax assets	10,887	9,514
Other non-current assets	3,221	5,890
Total non-current assets	253,217	233,132
Total assets	498,133	407,301
Current liabilities:
Short-term bank borrowings, including current portion of long-term debt	263	34,415
Accounts payable	14,800	14,356
Accrued liabilities	20,548	17,072
Deferred revenue	8,816	4,554
Advanced subsidies	4,460	2,800
Other taxes payable	2,790	2,901
Income tax payable	2,764	1,901
Other current liabilities	5,127	2,338
Total current liabilities	59,568	80,337
Non-current liabilities:
Long-term debt, excluding current portion	1,852	2,115
Advanced subsidies	2,934	1,420
Convertible notes	35,864	35,864
Other non-current liabilities	5,085	7,432
Total non-current liabilities	45,735	46,831
Total liabilities	105,303	127,168
Commitments and contingencies (Note 16)
Equity:
Ordinary shares ( $0.02 par value: 5,002,500,000 shares authorized as of December 31, 2009 and 2010; 550,609,256 and 560,972,080 issued and outstanding as of December 31, 2009 and 2010, respectively)	11,219	11,012
Additional paid-in capital	332,913	320,672
Accumulated earnings (deficit)	22,180	(68,631)
Accumulated other comprehensive income	26,518	17,080
Total equity	392,830	280,133
Total liabilities and equity	$ 498,133	$ 407,301

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance	$ 590	$ 625
Ordinary shares, par value	$ 0.02	$ 0.02
Ordinary shares, shares authorized	5,002,500,000	5,002,500,000
Ordinary shares, issued	560,972,080	550,609,256
Ordinary shares, outstanding	560,972,080	550,609,256

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues:
Sales Revenue, Services, Net	$ 334,061	$ 270,019	$ 253,485
Cost of revenues:
Cost of Services	(206,469)	(161,614)	(157,143)
Gross profit	127,592	108,405	96,342
Operating expenses:
Selling and marketing expenses	(9,086)	(7,447)	(7,370)
General and administrative expenses	(47,008)	(48,829)	(49,401)
Impairment charges			(60,497)
Total operating expenses	(56,094)	(56,276)	(117,268)
Operating income (loss)	71,498	52,129	(20,926)
Other income, net	28,410	6,776	1,045
Interest expense	(436)	(1,068)	(1,394)
Interest income	1,583	1,125	2,308
Income (loss) from continuing operations before income taxes	101,055	58,962	(18,967)
Income tax (expense) benefit	(10,244)	(5,530)	4,016
Income (loss) from continuing operations	90,811	53,432	(14,951)
Loss from discontinued operations before income taxes		(944)	(61,665)
Income tax benefit		386	12,413
Loss from discontinued operations		(558)	(49,252)
Net income (loss)	90,811	52,874	(64,203)
Income (loss) attributable to holders of ordinary shares
Basic	90,811	52,874	(64,203)
Diluted	90,811	52,874	(64,203)
Earnings (loss) per ordinary share from continuing operations
Basic	$ 0.16	$ 0.1	$ (0.03)
Diluted	$ 0.15	$ 0.09	$ (0.03)
Earnings (loss) per ordinary share from discontinued operations
Basic		$ 0	$ (0.1)
Diluted		$ 0	$ (0.1)
Earnings (loss) per ordinary share
Basic	$ 0.16	$ 0.1	$ (0.13)
Diluted	$ 0.15	$ 0.09	$ (0.13)
Shares used in calculating basic earnings (loss) per share	556,338,146	543,891,797	510,201,761
Shares used in calculating diluted earnings (loss) per share	597,522,573	589,237,676	510,201,761
Laboratory
Net revenues:
Sales Revenue, Services, Net	294,856	249,909	205,027
Cost of revenues:
Cost of Services	(175,116)	(145,153)	(124,723)
Manufacturing
Net revenues:
Sales Revenue, Services, Net	39,205	20,110	48,458
Cost of revenues:
Cost of Services	$ (31,353)	$ (16,461)	$ (32,420)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, except Share data	Ordinary	Additional paid-in capital	Accumulated earnings(deficit)	Accumulated other comprehensive income	Comprehensive income (loss)	Total
Beginning Balance (in shares) at Dec. 31, 2007	492,226,776
Beginning Balance at Dec. 31, 2007	$ 9,845	$ 291,020	$ (57,302)	$ 7,835		$ 251,398
Issuance of ordinary shares held in escrow in connection with acquisition (in shares)	4,120,526
Issuance of ordinary shares held in escrow in connection with acquisition	82	15,090				15,172
Shares issued upon conversion of convertible notes (in shares)	3,253,000
Shares issued upon conversion of convertible notes	65	5,059				5,124
Issuance of ordinary shares pursuant to share option plan (in shares)	29,785,288
Issuance of ordinary shares pursuant to share option plan	596	414				1,010
Share-based compensation expense		13,046				13,046
Cumulative translation adjustment				9,329	9,329	9,329
Net income (loss)			(64,203)		(64,203)	(64,203)
Ending Balance (in shares) at Dec. 31, 2008	529,385,590
Ending Balance at Dec. 31, 2008	10,588	324,629	(121,505)	17,164	(54,874)	230,876
Cancellation of ordinary shares held in escrow in connection with acquisition (in shares)	(4,120,526)
Cancellation of ordinary shares held in escrow in connection with acquisition	(82)	(15,090)				(15,172)
Issuance of ordinary shares pursuant to share option plan (in shares)	25,344,192
Issuance of ordinary shares pursuant to share option plan	506	913				1,419
Share-based compensation expense		10,220				10,220
Cumulative translation adjustment				(84)	(84)	(84)
Net income (loss)			52,874		52,874	52,874
Ending Balance (in shares) at Dec. 31, 2009	550,609,256
Ending Balance at Dec. 31, 2009	11,012	320,672	(68,631)	17,080	52,790	280,133
Issuance of ordinary shares pursuant to share option plan (in shares)	10,362,824
Issuance of ordinary shares pursuant to share option plan	207	2,156				2,363
Share-based compensation expense		10,085				10,085
Cumulative translation adjustment				9,438	9,438	9,438
Net income (loss)			90,811		90,811	90,811
Ending Balance (in shares) at Dec. 31, 2010	560,972,080
Ending Balance at Dec. 31, 2010	$ 11,219	$ 332,913	$ 22,180	$ 26,518	$ 100,249	$ 392,830

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities:
Net income (loss)	$ 90,811	$ 52,874	$ (64,203)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:
Share-based compensation	10,085	10,220	13,046
Depreciation and amortization expense	29,208	23,973	31,036
Provision for (recovery of) doubtful receivables	10	1,606	(665)
Inventory write down	272	413	4,697
Loss on disposal of long-lived assets	1,384	666	125
Property, plant and equipment impairment		944	14,139
Intangible assets impairment			24,333
Goodwill impairment			71,606
Loss (gain) on forward contracts marked to market	(2,258)	(481)	2,722
Gain from settlement of escrow shares		(1,672)
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	(11,497)	(10,622)	(7,202)
Inventories	(2,820)	(7,754)	7,877
Other current assets	(3,737)	1,317	253
Other non-current assets	2,888	6	245
Accounts payable	1,950	(905)	(5,290)
Accrued liabilities	3,006	2,781	(818)
Other taxes payable	(157)	(2,843)	2,150
Other current liabilities	780	1,837	3,218
Deferred revenue	4,083	1,180	(14,683)
Amount due to related parties			(2)
Advanced subsidies	1,499	(564)	1,477
Deferred taxes	147	(3,205)	(23,401)
Net cash provided by operating activities	125,654	69,771	60,660
Investing activities:
Acquisition of businesses, net of cash acquired		(13,500)	(142,257)
Purchase of property, plant and equipment	(48,876)	(54,994)	(63,250)
Proceeds from sales of property, plant and equipment	28	7	177
Purchase of intangible assets	(543)	(271)	(748)
Change in restricted cash	(607)	(19)	4,704
Purchase of short-term investment	(118,177)	(54,165)	(14,393)
Sales of short-term investment	103,405	46,845
Advanced subsidy received for construction	2,968	2,321	602
Net cash used in investing activities	(61,802)	(73,776)	(215,165)
Financing activities:
Repayment of long-term debt	(251)	(297)	(5,690)
Repayment of short-term bank borrowings	(34,374)	(59,579)	(74,747)
Proceeds from short-term bank borrowings		80,443	73,878
Borrowings, net of repayments, under short-term revolving line of credit		6,000
Proceeds from exercise of share options	2,363	1,419	1,010
Net cash provided by (used in) financing activities	(32,262)	27,986	(5,549)
Effect of exchange rate changes on cash and cash equivalents	3,301	(95)	3,093
Net increase (decrease) in cash and cash equivalents	34,891	23,886	(156,961)
Cash and cash equivalents at beginning of year	80,510	56,624	213,585
Cash and cash equivalents at end of year	115,401	80,510	56,624
Supplemental disclosure of cash flow information:
Cash paid for interest	(768)	(1,736)	(1,062)
Cash paid for taxes	(9,263)	(6,090)	(5,286)
Non-cash investing and financing activities:
Accounts payable for purchase of property, plant and equipment	5,144	6,850	10,434
Conversion of convertible notes			5,123
New share issuance for AppTec acquisition held in escrow			$ 15,172

ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2010
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

WuXi PharmaTech (Cayman) Inc. (“the Company”) was incorporated under the laws of the Cayman Islands on March 16, 2007. As of December 31, 2010, the Company operated primarily through the following subsidiaries:

Name of company	Place and date of Incorporation / establishment	Attributable equity interest held	Principal activity
WuXi AppTec (BVI) Inc. (“WXAT BVI”)	British Virgin Islands June 3, 2004	100%	Holding company of PRC subsidiaries
WuXi AppTec Co., Ltd. (“WXAT”)	People’s Republic of China June, 2005	100%	Laboratory services to pharmaceutical and biotechnology industries
WuXi AppTec (Shanghai) Co., Ltd. (“WASH”)	People’s Republic of China April 2, 2002	100%	Laboratory services to pharmaceutical and biotechnology industries
Shanghai SynTheAll PharmaTech Co., Ltd. (“STA”)	People’s Republic of China January 23, 2003	100%	Pharmaceutical manufacturing
WuXi AppTec (Suzhou) Co., Ltd. (“WASZ”)	People’s Republic of China October 8, 2006	100%	Laboratory services to pharmaceutical and biotechnology industries
WuXi AppTec (Tianjin) Co., Ltd (“WATJ”)	People’s Republic of China June 5, 2006	100%	Laboratory services to pharmaceutical and biotechnology industries
WuXi AppTec Holding Company, Inc.	United States January 3, 2008	100%	Holding company of U.S. subsidiaries
WuXi AppTec, Inc. (“AppTec”)	United States January 3, 2008	100%	Laboratory services to biotechnology and medical device industries
WX (BVI), Limited.	British Virgin Islands July 4, 2008	100%	Holding company of European subsidiaries
Kaipara Enterprises Ltd.	Cyprus July 14, 2008	100%	Shell company
Klivia Investments Sp. Z o.o.	Poland July 31, 2008	100%	Intermediate holding company
WuXi AppTec Biotechnology Co., Ltd. (“WABIO”)	People’s Republic of China May 25, 2010	100%	Laboratory services to pharmaceutical and biotechnology industries
WuXi AppTec (Wuhan) Co., Ltd (“WAWH”)	People’s Republic of China November 30, 2010	100%	Laboratory services to pharmaceutical and biotechnology industries
Shanghai AppTec(HK) Limited	Hong Kong December 10, 2010	100%	Shell company

On February 25 and February 28, 2008, the Company renamed its People’s Republic of China (“PRC”) subsidiaries and BVI holding company, respectively, after the acquisition of AppTec.

The Company, together with its subsidiaries, is principally engaged in providing laboratory and manufacturing services to support research and development for pharmaceutical, biotechnology and medical device companies.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of presentation and principles of consolidation

The consolidated financial statements of the Company are prepared and presented in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its subsidiaries. All intercompany balances and transactions have been eliminated on consolidation.

(b) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and of revenues and expenses in the financial statements and accompanying notes. The significant estimates included in the accompanying consolidated financial statements include assumptions regarding the valuation of goodwill and other long-lived assets, the estimated useful lives of long-lived assets, valuation of deferred tax assets, provision for uncertain tax positions and certain assumptions used in the computation of share-based compensation expense. Actual results may vary from these estimates.

(c) Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments that are unrestricted as to withdrawal and use and that have original maturities of three months or less from the date of purchase.

(d) Restricted cash

Restricted cash represents cash held (i) as cash deposited for forward contracts and (ii) collateral for letters of credit issued primarily for equipment purchases. The classification is based on the expected expiration of the underlying letters of credit and forward contracts.

(e) Short-term investments

Short-term investments represent held-to-maturity securities and are measured at amortized cost in the statement of financial position. The Company classifies investments with maturities of more than three months and less than twelve months as short-term investments.

(f) Inventories

Inventories are stated at the lower of cost or market. To determine market value, the Company considers various factors, including estimated selling price in the ordinary course of business, predictable costs of completion and disposal, and an allowance for an approximately normal profit margin. The Company determines cost on a weighted-average basis. Cost is comprised of direct materials and, where applicable, direct labor and overhead costs that have been incurred in bringing the inventories to their present location and condition.

(g) Property, plant and equipment, net

Property, plant and equipment are carried at cost less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. Interest capitalized into property, plant and equipment was  $0,  $178, and  $0 in 2008, 2009 and 2010, respectively. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. The Company expenses repair and maintenance costs when they are incurred.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Buildings	20 years
Vehicles	5 years
Fixtures and equipment	1 to 15 years
Building improvement	3 to 11 years

(h) Prepaid land use rights

All land in the PRC is owned by the PRC government, who, according to PRC law, may sell the right to use the land for a specified period of time. Prepaid land use rights are recognized ratably over the life of the 50-year land lease.

(i) Intangible assets, net

Intangible assets consist primarily of acquired software licenses and customer relationships. They are recorded at cost less accumulated amortization. Customer relationships are amortized on an accelerated basis of between three and four years, while all the other intangible assets are amortized on a straight-line basis over their expected useful lives ranging from 2 to 10 years.

(j) Goodwill

Goodwill represents the cost in excess of the fair value of net tangible and identifiable intangible assets acquired in business combinations. The Company performs an annual goodwill impairment test comprised of two steps. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying amount of a reporting unit’s goodwill. The fair value of each reporting unit was determined by the Company, using the expected present value of future cash flows. The key assumptions used in the calculation include the long-term rates of sales and cost growth, expected profitability, working-capital requirements and discount rates. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination, with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Management has selected November 30 to perform its annual impairment test.

No goodwill impairment was recognized during the year ended December 31, 2009 and 2010.

The Company determined that an indication of potential goodwill and long-lived asset impairment existed as a result of a significant decrease in the market capitalization during the fourth quarter of 2008, due in large part to the general economic downturn and its negative impact on the future of the Company’s biologics manufacturing and biologics and medical device testing services businesses. The Company re-evaluated the long-term cash flow projections of these businesses in light of a significant decline in new sales orders beginning in the fourth quarter of 2008. As a result of the analysis, in November 2008 the board of directors approved the closure of the Philadelphia biologics manufacturing operation due to this business’s poor outlook and in order to prioritize resources to other areas of the Company’s global businesses. These global strategic decisions in the fourth quarter of 2008 further impacted the future cash flow projection of the Company’s biologic and medical device testing services. Therefore, the Company recognized a goodwill impairment of  $71.6 million for the period ended December 31, 2008.

A rollforward of goodwill by segments is as follows:

	Laboratory Services	Manufacturing Services	Total
Balance as of January 1, 2008	$—	$—	$—
Goodwill arising from the acquisition of AppTec	65,938	29,624	95,562
Impairment recognized in 2008	(41,982)	(29,624)	(71,606)

Balance as of December 31,2008, 2009 and 2010	$23,956	$—	$23,956

All of the goodwill impairment associated with the manufacturing services segment has been recorded as a component of discontinued operations in the consolidated statements of operations.

(k) Impairment of long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of its carrying amounts to the future undiscounted cash flows that the assets are expected to generate. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss equal to the amount by which the carrying value of the asset exceeds its fair value.

No impairment charge was recognized during the years ended December 31, 2009 and 2010.

As of December 31, 2008, for the reason stated in Note 2(j), the Company performed a recoverability test of its long-lived assets and recognized an impairment of acquired intangibles of  $18.5 million related to its continuing operations, and an impairment of  $20.0 million related to its discontinued operations, of which  $5.9 million was for acquired intangible assets and  $14.1 million was for property, plant and equipment.

Fair value of the long-lived intangible assets was determined by the Company, based on the excess earnings method, a method within the income approach whereby the value of an intangible asset is captured by discounting to present value the earnings generated by the asset that remains after a deduction for a return on other contributory assets. These assets normally include working capital, fixed assets and other intangible assets. After a fair return on tangible and other intangible assets is subtracted, the remaining “excess” cash flow (or net cash flow) is attributed to the intangible asset being valued. The excess-earnings approach explicitly recognizes that the current value of an investment is premised upon the expected receipt of future economic benefits. In the valuation of an intangible asset, an indication of value is developed by discounting excess cash flows attributed to the asset to present value at a rate that reflects the current return requirements of the market. Fair value of the long-lived tangible assets was determined based on estimated selling price less cost to sell.

(l) Revenue recognition

Revenues are recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, delivery of the product or performance of the service has occurred and there is reasonable assurance of collection of the sales proceeds. Revenue is recognized net of sales-related taxes of  $179,  $142 and  $99 for the years ended December 31, 2008, 2009 and 2010, respectively.

For laboratory services provided on a fee-for-service or project basis, the Company recognizes revenues upon finalization of the project terms and delivery and acceptance of the final product, which is generally in the form of a technical laboratory report. Revenue for long-term projects is recognized ratably over the expected term of the project.

For laboratory services provided under a full time equivalent (“FTE”) basis, the customer pays a fixed rate per FTE and the Company recognizes revenue as the services are provided. FTE contracts do not require acceptance by the customer of fixed deliverables from the Company.

The Company provides manufacturing services to its customers, which involve the manufacture of advanced intermediates and active pharmaceutical ingredients for use in preclinical and clinical trials. Revenues from the sale of manufactured products are recognized upon delivery and acceptance by the customer when title and risk of loss have been transferred, assuming all other revenue recognition criteria have been met. The Company records deferred revenues for payments received from the customer prior to the delivery of the products.

(m) Shipping and handling costs

Shipping and handling costs relating to the delivery of technical reports or products are included in selling expenses and were  $643,  $295 and  $76 for the years ended December 31, 2008, 2009 and 2010, respectively.

(n) Government subsidies

Government subsidies are initially recorded as advanced subsidies and are recognized as reduction of general and administrative expenses, or as other income, or as reduction of cost of assets acquired when the associated obligations for earning such subsidies have been met. The Company received government subsidies of  $4.9 million,  $6.2 million and  $8.6 million during the years ended December 31, 2008, 2009 and 2010. The Company recognized government subsidies for general corporate purposes of  $2.3 million,  $4.4 million and  $4.1 million as either a reduction of general and administrative expenses or as other income and  $0.3 million,  $2.4 million and  $1.5 million as reductions of the cost of assets acquired during the years ended December 31, 2008, 2009 and 2010, respectively.

As of December 31, 2009 and 2010, the Company had recorded  $4.2 million and  $7.4 million of advanced subsidies.

(o) Operating leases

Leases where substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases. Operating leases expense is charged to the consolidated statement of operations on a straight-line basis over the lease period.

The Company has obtained certain deferred lease credits, which represent leasehold improvements made directly by the Company that are to be reimbursed by the landlord. Deferred lease credits are amortized using the straight-line method over the related lease term, beginning with the lease commencement date, and recorded as a component of lease expense.

(p) Advertising expenses

The Company expenses advertising costs as incurred. Advertising expenses were  $269,  $253 and  $511 for the years ended December 31, 2008, 2009 and 2010, respectively, and are classified as selling and marketing expenses.

(q) Share-based compensation

Share-based awards are recognized as compensation expenses, net of estimated forfeitures, in the consolidated statement of operations based on the fair value of equity awards on the date of the grant, with the compensation expense recognized over the service period. Share-based compensation expenses have been recorded in either cost of revenues, selling and marketing expenses, or general and administrative expenses, depending on the job functions of the grantees. The Company recognized share-based compensation expenses of  $13.0 million,  $10.2 million and  $10.1 million for the years ended December 31, 2008, 2009 and 2010, respectively (see Note 11).

Share-based compensation has been recorded as follows:

	Year Ended December 31,
	2008	2009	2010
Cost of revenues	3,020	2,685	3,636
Selling and marketing expenses	—	131	121
General and administrative expenses	10,026	7,404	6,328

Total	13,046	10,220	10,085

(r) Income taxes

The Company accounts for income taxes using the asset and liability method whereby it calculates a deferred tax asset or liability using current tax laws and enacted rates expected to apply to taxable income in which temporary differences are expected to be received or settled. The Company establishes valuation allowances, when necessary, to reduce deferred tax assets to the extent it is more likely than not that such deferred tax assets will not be realized. The Company does not provide deferred taxes related to the U.S. GAAP basis in excess of the U.S. tax basis in the investment in the Company’s foreign subsidiaries to the extent such amounts relate to permanently reinvested earnings and profits of such foreign subsidiaries.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances and (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely to be sustained upon the ultimate settlement of such uncertain position.

(s) Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing income (loss) attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares and is calculated using the treasury stock method for stock options and the if-converted method for convertible notes. Ordinary share equivalents are excluded from the computation in loss years as their effects would be anti-dilutive.

(t) Foreign currency translation

The reporting currency of the Company is the U.S. dollar. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rate at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into U.S. dollars at the applicable rates of exchange prevailing on the date the transaction occurred. Transaction gains and losses are recognized in the statements of operations.

The financial records of the Company’s PRC subsidiaries are maintained in local currency. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates, and revenues, expenses, gains and losses are translated using the average rate for the year. Cumulative translation adjustments are shown as a separate component of accumulated other comprehensive income in the statement of changes in equity and comprehensive income (loss). Transaction gains and losses are recognized in the statements of operations in other income, net.

The Renminbi (“RMB”), the local currency of the Company’s PRC subsidiaries, is not a freely convertible currency. The PRC State Administration of Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market. The Company’s cash and cash equivalents and restricted cash denominated in RMB amounted to  $64.0 million and  $70.9 million as of December 31, 2009 and 2010, respectively.

(u) Derivative instruments

From time to time, the Company enters into deliverable and non-deliverable foreign-exchange forward contracts with financial institutions to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with outstanding accounts receivable. The Company does not apply hedge accounting to the instruments and, as such, they are marked to market at each reporting date, with changes in fair value recognized in the statements of operations.

The gains (losses) from foreign-exchange forward contracts were ( $0.2) million,  $3.6 million and  $2.8 million for the years ended December 31, 2008, 2009 and 2010, respectively, and have been included in other income, net.

(v) Comprehensive income (loss)

Comprehensive income (loss) includes all changes in equity except for those resulting from investments by owners and distributions to owners and is comprised of net income and foreign-currency translation adjustments. The Company discloses this information on its statement of changes in equity and comprehensive income (loss).

(w) Concentration of credit risks

Financial instruments that potentially expose the Company to concentration of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivable. The Company places its cash and cash equivalents with financial institutions with high credit ratings and quality.

The Company does not require collateral or other security to support financial instruments subject to credit risks. The Company establishes an allowance for doubtful receivables primarily based upon the age of receivables and factors surrounding the credit risk of specific customers.

(x) New accounting pronouncements

In April 2010, the Emerging Issues Task Force (“EITF”) reached a final consensus on the milestone method of revenue recognition and published Accounting Standards Update (“ASU”) 2010-17, “Revenue Recognition—Milestone Method (Topic 605).” The scope of this ASU is limited to arrangements that include milestones relating to research or development deliverables. The consensus specifies guidance that must be met for a vendor to recognize consideration that is contingent upon achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The guidance applies to milestones in arrangements within the scope of this consensus regardless of whether the arrangement is determined to have single or multiple deliverables or units of accounting. The final consensus will be effective for fiscal years and interim periods within those years, beginning on or after June 15, 2010. Early application is permitted. We are currently evaluating the impact on our consolidated financial statements of adopting this guidance.

In December 2010, Financial Accounting Standards Board (“FASB”) issued ASU 2010-28, “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” This ASU amends guidance for Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. ASU 2010-28 is effective for fiscal years and interim periods beginning after December 15, 2010, with early adoption not permitted. The Company does not expect that the adoption of ASU 2010-28 will have a material impact on its financial position, results of operations, or cash flows.

In December 2010, the FASB issued ASU 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations.” This ASU specifies that if a public company presents comparative financial statements, the entity should only disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. ASU 2010-29 is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. The adoption of ASU 2010-29 is not expected to impact the Company’s financial position, results of operations, or cash flows, as its requirements only pertain to financial statement footnote disclosure.

ACQUISITION	12 Months Ended
Dec. 31, 2010
ACQUISITION

3. ACQUISITION

AppTec

On January 31, 2008, the Company acquired AppTec, a U.S.-based service provider for the biopharmaceutical and medical device industries that offered testing, contract research and development and cGMP biologics manufacturing services. As a result of the acquisition, the Company brings together complementary service offerings and expertise to create a broad service covering both chemistry and biologics to provide value-added services to its customers.

The results of acquired entities for the period in which a business combination occurs are included in the consolidated statement of operations after the date of acquisition.

The purchase price included the following:

Cash	$137,300
Debt assumed	11,700
Fair value of ordinary shares issued and held in escrow	15,172
Acquisition-related transaction costs	4,963

Total purchase price	$169,135

The Company issued 4,120,526 of its ordinary shares for the acquisition. These shares were required to be held for a 15-month period in escrow through April 30, 2009 to cover potential indemnities. The fair value of the ordinary shares of  $15.2 million was calculated as the average market price of the Company’s common shares over the two-day period before and after the terms of the acquisition were agreed to and announced.

The acquisition was recorded using the purchase method of accounting and, accordingly, the acquired assets and liabilities were recorded at their fair value at the date of acquisition as follows:

	Amount	Amortization Period
Current assets	$20,040
Property, plant and equipment	33,820	1-14 years
Intangible asset-sales backlog	193	1 year
Intangible asset-customer relationship	46,452	2-4 years
Other non-current assets	5,995
Current liabilities	(17,764)
Long-term debt	(15,163)
Goodwill	95,562

Total net assets acquired	$169,135

The  $95.6 million of goodwill was assigned to the laboratory services and manufacturing services segments in the amounts of  $66.0 million and  $29.6 million, respectively.

The valuations of the customer relationship and sales backlog were calculated based on the excess earnings method, a method within the income approach whereby the value of an intangible asset is captured by discounting to present value the earnings generated by the asset that remains after a deduction for a return on other contributory assets. These assets normally include working capital, fixed assets and other intangible assets. After a fair return on tangible and other intangible assets is subtracted, the remaining “excess” cash flow (or net cash flow) is attributed to the intangible asset being valued. The excess-earnings method explicitly recognizes that the current value of an investment is premised upon the expected receipt of future economic benefits. In the valuation of an intangible asset, an indication of value is developed by discounting excess cash flows attributed to the asset to present value at a rate that reflects the current return requirements of the market.

In 2009, the Company paid  $13.5 million instead of issuing equity shares. Therefore the 4,120,526 ordinary shares held in escrow were returned to, and subsequently cancelled by the Company.

Pro forma results of operations (unaudited)

The following table summarizes unaudited pro forma result of operation for the year ended December 31, 2008 as if the acquisition had occurred as of January 1, 2008. This pro forma result has been prepared for informational purposes only based on the Company’s best estimate and is not indicative of the result of operation that would have been achieved had the acquisition occurred as of January 1, 2008.

2008
Revenues from continuing operations	$258,520

Net income (loss)	$(61,659)

—from continuing operations	(11,622)
—from discontinued operations	(50,037)
Income (loss) per ordinary share from continuing operations
Basic	$(0.02)

Diluted	$(0.02)

Loss per ordinary share from discontinued operations
Basic	$(0.10)

Diluted	$(0.10)

Income (loss) per ordinary share
Basic	$(0.12)

Diluted	$(0.12)

The operating results of the U.S. biologics manufacturing operations were disclosed as discontinued operations for the years ended December 31, 2008 and 2009.

Charles River Laboratories International Inc. (“Charles River”)

On April 26, 2010, the Company and Charles River, a Boston-based contract research organization, entered into an Agreement and Plan of Arrangement, referred to as an acquisition agreement. On July 29, 2010, the Company signed a termination agreement with Charles River to terminate the previously proposed acquisition agreement. In accordance with the terms of the termination agreement, on July 29, 2010, the Company received a payment of a  $30 million termination fee from Charles River for full satisfaction of the parties’ obligations under the acquisition agreement. The termination agreement also included mutual releases of any claims and liabilities arising out of or relating to the acquisition agreement. Of the  $30 million termination fee,  $5 million was used to offset the merger-related costs in general and administrative expenses and the remaining  $25 million of the termination fee was recorded in other income.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2010
DISCONTINUED OPERATIONS

4. DISCONTINUED OPERATIONS

The Company closed its U.S. biologics manufacturing operation located in Philadelphia on December 2, 2008. This decision was made amid the rapid deterioration of the Company’s biologics manufacturing business as the worsening economic condition in the U.S. continued to have a significant negative impact on small biotechnology companies who are the primary customers for biologics manufacturing. The Company determined that the downturn in biologics manufacturing would not be short-lived and therefore made the decision to better align Company resources to other profitable businesses. The Company ceased accepting any new business, completed production of all remaining orders and ancillary operations and closed both the plant and associated offices by December 31, 2008. The Company has not had any continuing involvement with respect to such operations. As a result, the Company reported the results of the Philadelphia biologics manufacturing operations as discontinued operations in the consolidated statements of operations.

The closure of the operations required the Company to record severance and other employee-related charges of  $1.6 million, and impairment charges for long-lived assets and goodwill of  $20.0 million and  $29.6 million, respectively. The resulting loss of  $49.6 million has been reflected in loss on discontinued operations for the year ended December 31, 2008.

The employee-related charges of  $1.6 million include severance pay, employee benefits and vacation pay. Approximately  $0.5 million and  $1.1 million were paid in 2008 and 2009, respectively.

Summarized operating results from discontinued operations are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2009
Net revenues	$8,349	$—
Cost of revenues	(19,627)	—
General and administrative expenses	(515)	—
Selling and marketing expenses	(291)	—
Impairment expenses	(49,581)	(944)

Loss before income taxes	(61,665)	(944)
Income taxes	12,413	386

Loss from discontinued operations	$(49,252)	$(558)

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2010
FAIR VALUE MEASUREMENT

5. FAIR VALUE MEASUREMENT

The Company does not have any nonfinancial assets or nonfinancial liabilities that it recognizes or discloses at fair value in its financial statements on a recurring basis.

Financial assets and liabilities that are recorded at fair value on a recurring basis reflect fair value at the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. The Company applies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

•

Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•

Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•

Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

As of December 31, 2009 and 2010, information about inputs into the fair value measurements of the Company’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

Description	Year Ended December 31, 2009	Fair Value Measurements at Reporting Date Using
		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivatives not designated as hedging instruments: Foreign-exchange forward contracts — recorded in other current assets	$276	$—	$276	$—

Description	Year Ended December 31, 2010	Fair Value Measurements at Reporting Date Using
		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivatives not designated as hedging instruments: Foreign-exchange forward contracts — recorded in other current assets	$2,533	$—	$2,533	$—

The following tables present the amounts related to derivative instruments affecting the Company’s consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010:

	Amount of Gain (Loss) on Derivatives Recognized in Income
Derivative Type	2008	2009	2010
Derivatives not designated as hedging instruments:
Foreign-exchange forward contracts—recorded in other income, net	$(184)	$3,636	$2,773

The Company held deliverable foreign-exchange forward contracts with a total notional value of  $115.0 million and  $101.0 million as of December 31, 2009 and 2010, respectively. These contracts mature in one to eleven months. In 2009 and 2010, the Company entered into non-deliverable foreign-exchange forward contracts with a well-known financial institution. Under such contracts, parties agree to exchange two currencies at pre-determined rate at a specified date in the future without physical delivery of the two currencies. A non-deliverable forward currency contract is an illiquid instrument that is not transferrable or tradable. As such, the Company will hold the instruments until the settlement date. The Company held non-deliverable forward contracts with notional value of  $10.0 million and  $66.0 million as of December 31, 2009 and 2010, respectively, and non-deliverable forward contract options with notional values of  $50.0 million and  $30.0 million as of December 31, 2009 and 2010, respectively. These contracts mature in one to twelve months.

Date	Financial instrument	Notional value	Fair value
As of December 31, 2009	Deliverable foreign-exchange forward contract	$115,000	$5

As of December 31, 2009	Non-deliverable foreign-exchange forward contract and option	$60,000	$271

As of December 31, 2010	Deliverable foreign-exchange forward contract	$100,970	$1,518

As of December 31, 2010	Non-deliverable foreign-exchange forward contract and option	$96,000	$1,015

The Company used the Black-Scholes option pricing model in valuing the non-deliverable foreign exchange forward contract options. The Black-Scholes model requires the inputs including the spot, forward and interest rates and market-implied volatility, which were loaded from external sources.

For the remainder of the derivative financial instruments, the Company used a discounted cash flow methodology, which requires inputs such as interest-rate yield curves and foreign exchange rates.

The significant inputs used in the aforementioned models are either directly observable or can be corroborated with market observable data and therefore the fair value measurements are classified as Level 2.

The estimated fair value of the Company’s financial instruments, including short-term investments, accounts receivables, advances to suppliers, accounts payable, income tax payable, accrued liabilities and short-term borrowings, approximates their carrying value due to their short-term nature. The fair value of long-term borrowing were  $2.2 million and  $2.0 million as of December 31, 2009 and 2010, respectively, which were estimated based on discount cash flow at prevalent market rates on each valuation date. The convertible notes had a carrying value of  $35.9 million as of December 31, 2009 and 2010, and fair value of  $49.9 million and  $46.8 million as of December 31, 2009 and 2010, respectively, which was comprised of the present value of the loan feature and the fair value of the conversion feature computed using the Black-Scholes model.

INVENTORIES	12 Months Ended
Dec. 31, 2010
INVENTORIES

6. INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2009	2010
Raw materials	$4,095	$7,233
Work-in-progress	4,588	7,752
Finished goods	5,593	2,292

Total	$14,276	$17,277

For the years ended December 31, 2008, 2009 and 2010, inventory was written down by  $4.7 million,  $0.4 million and  $0.3 million, respectively, to reflect the lower of cost or market.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2010
PROPERTY, PLANT AND EQUIPMENT, NET

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2009	2010
Buildings	$44,092	$64,715
Vehicles	1,840	2,008
Fixtures and equipment	107,657	146,097
Building improvements	34,464	42,465

Total	188,053	255,285
Less: Accumulated depreciation	(49,744)	(71,902)

Subtotal	138,309	183,383
Construction in progress	43,521	22,164

Property, plant and equipment, net	$181,830	$205,547

Depreciation expense was  $16.4 million,  $20.4 million and  $25.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Impairment charges for property, plant and equipment were  $14.1 million,  $0 and  $0 for the years ended December 31, 2008, 2009 and 2010, respectively.

As of December 31, 2009 and 2010, the Company did not have any pledged property, plant and equipment to secure banking facilities granted to the Company.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2010
INTANGIBLE ASSETS, NET

8. INTANGIBLE ASSETS, NET

As of December 31, 2009 and 2010, the Company had the following amounts related to amortizable intangible assets:

	As of December 31,
	2009	2010
Cost:
Customer relationships	$9,381	$9,463
Software	4,626	3,269

Total	$14,007	$12,732

Accumulated amortization:
Customer relationships	(3,587)	(6,648)
Software	(3,786)	(1,830)

Total	$(7,373)	$(8,478)

Intangible assets, net	$6,634	$4,254

The Company recorded amortization expense of  $14.7 million,  $3.6 million and  $3.3 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Impairment charges for intangible assets were  $24.3 million,  $0 and  $0 for the years ended December 31, 2008, 2009 and 2010, respectively.

The following table presents the total estimated amortization expense for intangible assets for the following succeeding years:

Year	Total
2011	1,814
2012	1,628
2013	148
2014	120
2015	91
Thereafter	453

Total	4,254

BORROWINGS	12 Months Ended
Dec. 31, 2010
BORROWINGS

9. BORROWINGS

The Company’s borrowings consisted of the following:

	As of December 31,
	2009	2010
PRC
Short-term bank borrowings	$24,164	$—

PRC subtotal	$24,164	$—

Cayman
Short-term bank borrowing	$10,000	—

U.S.
Senior debt—borrowings under term note	2,208	2,115
Subordinated debt	158	—

U.S. subtotal	$2,366	$2,115

Grand total	$36,530	$2,115

Analysis as:
Short-term bank borrowings	$34,164	$—
Long-term debt, current portion	251	263

Sub-total, current portion	34,415	263
Long-term debt, non-current portion	2,115	1,852

Total	$36,530	$2,115

The Company’s PRC subsidiaries had long-term bank borrowings of  $4.4 million as of December 31, 2008, which was fully repaid in 2009. The average interest rate on the borrowings was 6.90% and 7.18% per annum for the years ended December 31, 2008 and 2009, respectively.

As of December 31, 2009, the Company’s PRC subsidiaries had short-term bank borrowings of  $24.2 million from various financial institutions, bearing interest ranging from 4.37% to 5.32%, which were fully repaid in 2010. The borrowings contain a financial covenant that prohibits outstanding debt of the Company’s subsidiaries from exceeding the subsidiaries’ net assets. The average interest rate was 4.96% and 4.95% for the years ended December 31, 2009 and 2010, respectively.

On January 8, 2009, the Company entered into a facility agreement in the amount of  $20.0 million, which includes a  $4.0 million U.S.-dollar-denominated short-term loan facility and a  $16.0 million U.S.-dollar-denominated revolving loan facility. Interest is computed at the London Interbank Offered Rate (“Libor”) of similar duration as the borrowings plus 4%. No fee is charged on undrawn balances. As of December 31, 2009, the Company had drawn  $4.0 million and  $6.0 million under the short-term and revolving credit facilities, respectively. The  $6.0 million revolving loan facility had an original maturity of three months. The amount drawn down in 2009 was fully repaid in 2010. The average interest rates on the borrowings were 5.49% and 3.26% for the years ended December 31, 2009 and 2010, respectively. The facility agreement contains financial covenants that require the Company to meet certain ratios for debt to equity; debt to earnings before interest, tax, depreciation and amortization (“EBITDA”); interest coverage ratios. In addition, the Company is required to maintain a balance of total assets less goodwill, intangible assets and total liabilities greater than  $225.1 million. Dividend payout by the Company to its shareholders cannot exceed 35% of the total net income for the year in which the dividend payout is made. The agreement also limited the amount of new loans entered into by the Company.

On January 28, 2010, the Company converted the credit facility into a one-year revolving line of credit of  $20.0 million. The interest rate for each drawn down was based on the Libor rate for the corresponding period on draw-down date plus 2.5%. The revolving line of credit facility requires the Company to meet certain ratios and maintain the minimum balance of total assets less goodwill, intangible assets and total liabilities of  $150 million. As of December 31, 2010, the Company had drawn  $0 under the one-year revolving line of credit.

On January 24, 2011, the Company renewed the revolving line of credit for another one year. According to the renewal agreement, the Company shall pay a management fee at the rate of 20 base points per annum for undrawn amount under the facility.

AppTec entered into a credit and security agreement in July 2007 and subsequently amended the agreement in July 2008. The agreement provided a revolving line of credit of  $8.0 million through July 14, 2010. The total draw down of  $2.9 million in 2008 was fully repaid in February 2009.  $0 was drawn in 2009 and 2010. The weighted-average interest rates for the drawn down were 5.09% and 4.57% for the years ended December 31, 2008 and 2009, respectively.

AppTec entered into a term note with a principal amount of  $3.8 million on February 13, 2003, which is payable in 180 consecutive monthly payments of principal and interest totaling  $28. The term note bears interest at a fixed rate of 4% per annum. As of December 31, 2010, the outstanding balance of the term note is  $2.1 million.

On February 28, 2003, AppTec obtained a machinery and equipment loan fund agreement (“MELF”) for  $500. The MELF is payable in 84 consecutive monthly payments of principal and interest totaling approximately  $7 and bears interest at a fixed rate of 3% per annum. The balance of subordinated debt was  $0 as of December 31, 2010.

The schedule of future payments as of December 31, 2010 is as follows:

2011	$263
2012	211
2013	209
2014	220
2015	231
Thereafter	981

Total	$2,115

CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2010
CONVERTIBLE NOTES

10. CONVERTIBLE NOTES

On February 9, 2007, the Company entered into a convertible note agreement with a group of third-party investors pursuant to which the investors lent the Company  $40.0 million. The key terms of the notes are as follows:

Maturity date

The convertible notes mature on the earliest to occur of (i) February 9, 2012, (ii) the consummation of a sale transaction such as a merger or tender offer or (iii) when declared due and payable by the note holders upon default.

Interest

The note holders shall be entitled to interest at the rate of 5% per annum (“interest rate”) on the principal amount of the note unless a qualifying IPO does not occur. A qualifying IPO is defined as an initial public offering (“IPO”) of ordinary shares on any internationally recognized stock exchange in which the net price per share (after underwriting, discounts and commissions) issued by the Company equals at least  $1.086 (subject to anti-dilution adjustment for share splits, share dividends, bonus issues, reorganizations, recapitalizations and similar events) prior to January 1, 2008. Prospectively, interest will cease to accrue. If a qualifying IPO does not occur, the interest rate on the notes will be retroactively reset to 12% per annum. Interest is payable semi-annually in arrears.

The Company accrued interest at 12% per annum on the principal amount of the notes prior to the occurrence of the qualified IPO. The Company reset accrued interest to 5% on August 9, 2007, the date of a qualifying IPO and ceased to accrue interest subsequently.

Default interest

If the Company fails to pay any sum in respect of the notes when the same becomes due and payable, interest shall accrue on the overdue sum at an additional 5% interest rate penalty on top of the stated 5% interest rate for an aggregated 10% per annum from the due date.

Contingent conversion

At any time after an IPO or a sale transaction occurs, the note holders shall have the right, but not the obligation, to convert in whole or in part the outstanding principal amount plus all accrued and unpaid interest thereon to the date of such conversion into such number of fully paid ordinary shares of the Company.

Contingent conversion price

The notes become convertible into ordinary shares at a conversion price equal to 90% of either:

(i)	The final offering price per share in the case of an IPO, or

(ii)	The price per share offered for ordinary shares in a sale transaction.

Redemption and Call Option

The notes previously contained contingent put and call options, both of which lapsed on August 9, 2007, the qualified IPO date.

Based on the final IPO offering price, the conversion price is  $1.575 per share and the notes are convertible into 26,024,002 ordinary shares, if converted.

On February 15, 2008, one of the investors converted its  $5.0 million note plus accrued interest of  $123 into 3,253,000 ordinary shares of the Company.

Details of the carrying value of the convertible notes as of December 31, 2009 and 2010 are as follows:

Principal of convertible notes	$35,000

Interest accrued	864

Convertible notes as of December 31, 2009 and 2010	$35,864

SHARE-BASED COMPENSATION EXPENSE	12 Months Ended
Dec. 31, 2010
SHARE-BASED COMPENSATION EXPENSE

11. SHARE-BASED COMPENSATION EXPENSE

The Company measures share-based compensation as the grant date fair value of the award and recognizes this amount as an expense over the grant recipients’ requisite service period.

The following table presents the Company’s share-based compensation expense by type of award:

	Years Ended December 31,
	2008	2009	2010
Share options	$5,574	$2,934	$1,240
Restricted stock units	7,472	7,286	8,845

Total share-based compensation expense	$13,046	$10,220	$10,085

On June 1, 2006, the shareholders of the Company approved and reserved an aggregate of 74,044,450 ordinary shares for the issuance of options granted on July 18, 2005 and for options granted in 2006 and 2007. In 2007, the Company granted an aggregate of 10,416,950 share options. These options generally vest in two to four years.

On July 15, 2008, the Company adopted the 2007 Employee Share Incentive Plan (the “Plan”), which was approved by the Board of Directors. The Plan provides for the issuance of share-based awards such as share options and nonvested restricted stock units of 46,044,400 ordinary shares. On November 12, 2010, the Company’s shareholders approved an increase of the number of shares in shares-based awards under the Plan to 82,044,400 as of December 31, 2010. The award terms are generally granted at the fair market value of the ordinary shares at the date of grant and generally vest in one to five years. The maximum term of each share option expires ten years from the grant date. As of December 31, 2010, the Company granted 14,601,138 share options and 26,692,024 nonvested restricted stock units under the Plan.

The Company recognizes the share-based compensation expense using a graded vesting attribution model for each separately vesting portion of the share-based awards.

Share options

The fair value of each share option awarded is estimated on the date of grant using the Black-Scholes option pricing model with the following significant assumptions:

	2008	2009	2010
Risk-free interest rate	1.67 to 3.60%	2.11 to 3.50%	1.84 to 3.03%
Expected life (in years)	5.00 to 7.00	6.00 to 6.50	5.50 to 6.25
Expected volatility	28.48 to 38.24%	33.14 to 46.93%	43.50 to 45.20%
Expected dividends	—	—	—

The weighted-average grant-date fair value of options granted for the years ended December 31, 2008, 2009 and 2010 was  $0.99,  $0.53 and  $0.94, respectively.

The measure of expected volatility is based on the average historical volatility of the Company and comparable companies over a time period commensurate with the expected life of the option. The Company uses available data to estimate the timing of option exercises and employee terminations within the pricing formula. The expected term of options granted represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury note yield.

The following summarizes the Company’s share option activity as of and for the year ended December 31, 2010:

	Number of options	Weighted- average exercise price	Weighted- average remaining contractual term	Aggregate intrinsic value
Outstanding at January 1, 2010	17,694,536	$1.05	8.23 years	$16,668
Granted	1,499,200	2.02
Forfeited	(2,181,504)	1.75
Exercised	(5,719,584)	0.41

Outstanding at December 31, 2010	11,292,648	1.34	7.98 years	$10,042

Vested or expected to vest at December 31, 2010	10,893,799	$1.33	7.94 years	$9,871

Exercisable at December 31, 2010	4,477,976	$1.19	6.24 years	$5,111

The calculation of the weighted-average remaining contractual term above does not include 54,145,000 options granted prior to July 24, 2006 and 1,000,000 options granted on August 1, 2007, which do not have a stated expiration date.

As of December 31, 2010, there was  $1.6 million of total unrecognized compensation expense related to unvested share options granted under the Plan, which is expected to be recognized over a weighted-average period of 1.44 years.

Nonvested Restricted Stock Units

The fair value of each nonvested restricted stock unit is based on the fair market value of the underlying ordinary shares on the date of grant.

A summary of nonvested restricted stock unit activity under the Plan for the year ended December 31, 2010 is presented below:

Nonvested Restricted Stock Units	Number of nonvested restricted stock units	Weighted average grant-date fair value
Nonvested restricted stock units at January 1, 2010	15,916,488	$1.34
Granted	7,334,400	1.92
Forfeited	(2,594,504)	1.23
Vested	(4,643,240)	1.67

Nonvested restricted stock units at December 31, 2010	16,013,144	$1.47

As of December 31, 2010, there was  $11.4 million of total unrecognized compensation expense related to nonvested restricted stock units under the plan, which is expected to be recognized over a weighted-average period of 2.63 years.

The total fair value of nonvested restricted stock units vested in 2008, 2009 and 2010 was  $0.8 million,  $6.0 million and  $7.8 million, respectively.

INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES

12. INCOME TAXES

Cayman Islands Taxation

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income tax.

British Virgin Islands Taxation

The Company’s intermediate offshore holding company, WXAT BVI and WX (BVI) Limited, are incorporated in the British Virgin Islands. Under the current laws of the British Virgin Islands, WXAT BVI and WX (BVI) Limited are not subject to income tax.

Hong Kong Taxation

The Company’s intermediate offshore holding company, Shanghai AppTec (HK) Limited is subject to Hong Kong profit tax at a rate of 16.5% in 2010. No Hong Kong profit tax has been provided as Shanghai AppTec (HK) Limited has not had assessable profit that was earned in or derived from Hong Kong during 2010.

PRC Taxation

The Company’s subsidiaries are registered in the PRC as manufacturing foreign invested enterprises or Foreign-Invested Enterprises (“FIEs”), which allow them to qualify for certain preferential tax treatment.

Under China’s Unified Enterprise Income Tax Law (“New EIT Law”), FIEs and domestic companies are subject to a uniform tax rate of 25% effective from January 1, 2008. The New EIT Law provides a five-year transition period from its effective date for those enterprises that were established before the promulgation of the new tax law and that were entitled to a preferential lower tax rate under the then-effective tax laws or regulations. In addition, according to the New EIT Law, entities that qualify as high and new-technology enterprises or HNTE especially supported by the PRC government are expected to benefit from a tax rate of 15% as compared to the uniform tax rate of 25%.

WXAT is an FIE engaged in manufacturing with a business term of over ten years and is registered in the Wuxi Taihu National Tourist Resort Zone. Effective January 1, 2008, it is entitled to enjoy a 15% preferential tax rate as an HNTE. The Shanghai branch of WXAT, located in the Shanghai Waigaoqiao Free Trade Zone, is subject to the same income tax rate as WXAT.

WASH, a manufacturing FIE located in the Shanghai Waigaoqiao Free Trade Zone, began its transition periods in accordance with the New EIT Law resulting in income tax rates of 9%, 10%, and 11% for year ended December 31, 2008, 2009 and 2010, respectively. In 2009, WASH was recognized as Advanced Technology Service Enterprise (“ATSE”), eligible to enjoy a preferential income tax rate of 15% from 2009 to 2013. However, WASH chose to continue using the transitional period tax rate until expiration in 2010 according to relevant transitional rule to the New EIT Law.

STA is an FIE located in Jinshan, Shanghai, that is engaged in manufacturing. It is entitled to the 2+3 tax holiday under the old Foreign Enterprise Income Tax Law (“FEIT”) which began in 2008. As such STA is subject to an income tax rate of 0%, 0% 12.5%, 12.5%, 12.5% and 25% for 2008, 2009, 2010, 2011, 2012, 2013 and thereafter, respectively.

WATJ is an FIE engaged in discovery chemistry services. It is located in Tianjin, and is subject to the five-year transition period rates. WATJ is entitled to the 2+3 tax holiday under the old FEIT Law which began in 2008. As such, WATJ is subject to an income tax rate of 0%, 0%, 11%, 12%, 12.5% and 25% for 2008, 2009, 2010, 2011, 2012, 2013 and thereafter.

WASZ, located in Suzhou, is a manufacturing FIE engaged in toxicology services. WASZ is entitled to the 2+3 tax holiday under the old FEIT Law which began in 2008. As such, WASZ is subject to an income tax rate of 0%, 0%,12.5%, 12.5%,12.5% and 25% for 2008, 2009, 2010, 2011, 2012, 2013 and thereafter. In 2010, WASZ was recognized as an ATSE and was eligible to enjoy a preferential income tax rate of 15% from 2010 to 2013. However, WASZ chose to continue using the transitional period tax rate until its expiration in 2012 according to the relevant transitional rule to the New EIT Law.

WAWH, located in Wuhan, was incorporated in November 2010 and is subject to the uniform tax rate of 25% for the year ended December 31, 2010 and thereafter.

WABIO, located in Wuxi, was incorporated in May 2010 and is subject to the uniform tax rate of 25% for the year ended December 31, 2010 and thereafter.

United States Taxation

WuXi AppTec Holding Company, Inc. and WuXi AppTec, Inc. are registered in Delaware. They are subject to a U.S. federal corporate marginal income tax rate of 34%. Their subsidiaries operate in several states and are subject to state tax rates ranging from approximately 5% to 10%.

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2008	2009	2010
Current tax expense
China	$6,195	$8,290	$9,991
United States	5	5	67
Other	786	54	39
Deferred tax expense (benefit)
China	(235)	(1,923)	(1,651)
United States	(10,768)	(1,282)	1,795
Other	1	—	3

Income tax expense (benefit)	$(4,016)	$5,144	$10,244

The principal components of the deferred income tax assets/liabilities are as follows:

	As of December 31,
	2009	2010
Current deferred tax assets:
Inventory write down	$1,608	201
Prepaid expenses and accruals	(259)	(69)
Target bonus accrual	996	1,646
Accrued intercompany interest payable	740	—
Other	1,008	1,201

Subtotal	$4,093	$2,979
Noncurrent deferred tax assets:
Net operating loss carry-forward	12,237	12,520
Deferred lease credit and deferred rent	1,394	1,340
Fixed asset basis difference	(2,299)	(2,347)
Intangible asset basis difference	(2,176)	(1,038)
Other	358	412

Subtotal	$9,514	$10,887

Total deferred tax assets	$13,607	$13,866

Current deferred tax liabilities:
Unrealized foreign exchange gains and losses	$—	$228

Subtotal	$—	$228
Noncurrent deferred tax liabilities:
Fixed asset basis difference	104	105
Intangible asset basis difference	23	14
Others	1	80

Subtotal	$128	$199

Total deferred tax liabilities	$128	$427

A reconciliation between total income tax expense and the amount computed by applying the statutory income tax rate to income before taxes is as follows:

	Year Ended December 31,
	2008	2009	2010
PRC enterprise income tax rate	25.0%	25.0%	25.0%
Effect of different tax rates in other jurisdictions	0.0	4.4%	(4.6)%
Expenses not deductible for tax purposes
Entertainment expenses	(0.9)%	0.1%	0.1%
Goodwill impairment	(55.3)%	—	—
Other expenses	1.1%	(1.8)%	(0.8)%
Valuation allowance impact	(6.6)%	—	—
Effect of the uncertainty in income taxes	(5.6)%	—	—
Tax exemption and tax relief
Tax exemptions granted to the group	8.1%	(1.3)%	—
Reduced tax rate impact	48.7%	(15.7)%	(10.8)%
Deferred tax effect due to tax rate change	6.7%	(1.5)%	1.4%
Tax true-up	—	(0.3)%	(0.2)%

Effective tax rate	21.2%	8.9%	10.1%

The aggregate amount and per share effect of the tax holidays are as follows:

	Year Ended December 31,
	2008	2009	2010
Aggregate dollar effect	1,541	745	—
Per share effect—basic	0.003	0.001	—
Per share effect—diluted	0.003	0.001	—

The Company has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits. As of December 31, 2009 and 2010, the Company had recorded approximately  $1.1 million of unrecognized tax benefits, all of which would favorably impact its effective tax rate if recognized.

The Company classifies interest and penalties related to income tax matters in income tax expense. As of December 31, 2010, the amount of interest and penalties related to uncertain tax positions is immaterial. The Company does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

The following table is a roll-forward of the unrecognized tax benefits from December 31, 2009 to December 31, 2010:

(in U.S. dollars )
Balance at January 1, 2009	$1,071
Decrease due to the change of tax rate	(1)

Balance at December 31, 2009 and 2010	$1,070

The New EIT Law provides that a 10% withholding tax applies to China-sourced income derived by non-resident enterprises for PRC enterprise income tax purposes. The Company expects that such 10% withholding tax will apply to dividends paid to the Company by the PRC subsidiaries, but this treatment will depend on the Company’s status as a non-resident enterprise. The Company does not intend to declare dividends for the foreseeable future.

As of December 31, 2010, the Company’s PRC subsidiaries had approximately  $224.8 million of undistributed earnings, which were considered to be indefinitely reinvested, and accordingly, no provision for income taxes has been provided thereon. Upon distribution of those earnings generated after January 1, 2008 in the form of dividends or otherwise, the Company would be subject to a 10% withholding tax. Distributions of earnings generated before January 1, 2008 are exempt from PRC dividend withholding tax.

As of December 31, 2010, the Company’s PRC subsidiary, WASZ had a combined net operating loss carryforward of  $8.9 million, of which  $0.4 million,  $0.1 million,  $3.2 million and  $5.2 million will expire in 2012, 2013, 2014 and 2015, respectively if not used.

As of December 31, 2010, the Company’s U.S. subsidiaries had federal and state gross operating loss carryforwards of  $29.3 million and  $39.1 million, respectively, which expire between 2011 and 2029.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined, but an underpayment of tax liability exceeding RMB 0.1 million is specifically listed as a special circumstance. In the case of a transfer pricing adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Company’s PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2005 through 2010 on non-transfer pricing matters, and from inception through 2010 on transfer pricing matters.

The U.S. subsidiary’s federal income tax returns are subject to examination from 2005 and subsequent years. Currently the Internal Revenue Service (“IRS”) is conducting an examination of our 2008 Federal tax return, and management does not expect the tax audit to significantly impact our consolidated financial statements in 2008, 2009 and 2010. State income tax returns are generally subject to examination for a period of three to four years after filing the respective return.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2010
EARNINGS PER SHARE

13. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings (loss) per share for the years indicated:

	Year Ended December 31,
	2008	2009	2010
Net income (loss) from continuing operations	$(14,951)	$53,432	$90,811

Income (loss) from continuing operations attributable to holders of ordinary shares—basic	$(14,951)	$53,432	$90,811
Loss from discontinued operations—net of tax	(49,252)	(558)	—
Income (loss) attributable to holders of ordinary shares—basic	(64,203)	52,874	90,811

Income (loss) attributable to holders of ordinary shares—diluted	$(64,203)	$52,874	$90,811

Weighted-average ordinary shares outstanding used in computing basic earnings per share	510,201,761	543,891,797	556,338,146
Plus: Shares from convertible notes, if converted	—	22,771,002	22,771,002
Incremental weighted-average ordinary shares from assumed exercise of share options and nonvested restricted stock units	—	22,574,877	18,413,425

Shares used in calculating diluted earnings per share	510,201,761	589,237,676	597,522,573

Basic earnings (loss) per share from continuing operations	$(0.03)	$0.10	$0.16

Diluted earnings (loss) per share from continuing operations	$(0.03)	$0.09	$0.15

Basic loss per share from discontinued operations	$(0.10)	$(0.00)	$—

Diluted loss per share from discontinued operations	$(0.10)	$(0.00)	$—

Basic earnings (loss) per share	$(0.13)	$0.10	$0.16

Diluted earnings (loss) per share	$(0.13)	$0.09	$0.15

For the years ended December 31, 2008, 2009 and 2010, the following outstanding securities were excluded from the calculation of diluted earnings per share because their effect would be anti-dilutive:

	Year Ended December 31,
	2008	2009	2010
Convertible notes	22,771,002	—	—
Share options and nonvested restricted stock units granted	78,059,352	14,906,552	6,462,924

	100,830,354	14,906,552	6,462,924

DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2010
DISTRIBUTION OF PROFITS

14. DISTRIBUTION OF PROFITS

As stipulated by the relevant laws and regulations applicable to China’s FIEs, the Company’s PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves, which represent a general reserve. Wholly owned PRC subsidiaries are required to make appropriations to the general reserve of not less than 10% of the profit after tax as determined under PRC GAAP. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the subsidiaries’ registered capital. Subsidiaries that are joint-venture companies are required to make appropriations to the general reserve from the profit after tax as determined under PRC GAAP at a percentage subject to the discretion of their boards of directors.

The general reserve is used to offset future extraordinary losses. Upon a resolution passed by the shareholders and an approval by the original approval authority, the subsidiaries may convert the general reserve into capital. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law. Appropriations to general reserves by the Company’s PRC subsidiaries totaled  $22.6 million,  $27.8 million and  $28.9 million as of December 31, 2008, 2009 and 2010, respectively. Accordingly, these amounts are not available for distribution to the Company.

As a result of these PRC laws and regulations, the Company is restricted in its ability to transfer the registered net assets to the Company in the form of dividends, loans or advances. The restricted portion amounted to  $163.6 million as of December 31, 2010.

EMPLOYEE RETIREMENT BENEFIT PLAN	12 Months Ended
Dec. 31, 2010
EMPLOYEE RETIREMENT BENEFIT PLAN

15. EMPLOYEE RETIREMENT BENEFIT PLAN

As stipulated under the rules and regulations in the PRC, the Company’s PRC subsidiaries are required to contribute a certain percentage of payroll costs of its employees to state-managed retirement plans operated by the local governments for its employees in the PRC. After the contribution, the Company has no further obligation for actual payment of the retirement benefits.

The cost of the Company’s contributions to the staff retirement plans in the PRC amounted to  $3.4 million,  $2.9 million and  $4.2 million for the years ended December 31, 2008, 2009 and 2010, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES

16. COMMITMENTS AND CONTINGENCIES

a) Operating lease commitments

The Company has operating lease agreements principally for its office properties in the PRC and U.S. rental expenses were  $4.2 million,  $6.2 million and  $8.2 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2010 were as follows:

Year Ending December 31,
2011	$8,525
2012	6,935
2013	6,223
2014	6,217
2015 and thereafter	27,495

b) Contingencies

The Company is subject to claims and legal proceedings that arise in the ordinary course of its business operations. Each of these matters is subject to various uncertainties, and it is possible that as these matters arise some may be decided unfavorably for the Company. Currently, the Company does not have any claims or legal proceedings that are expected to have a significant impact on its business or operations.

The Company issues indemnifications for intellectual property compliance and warranties on the manufacture of APIs in certain instances in the ordinary course of business with its customers. Historically, the Company has incurred no costs to settle claims related to these indemnifications and warranties.

c) Capital commitments

As of December 31, 2010, the Company had capital commitments of  $10.2 million, which relate to new construction projects and laboratory facility improvements in the PRC. No capital commitments are due in 2011 and thereafter.

CONCENTRATION OF CREDIT RISK	12 Months Ended
Dec. 31, 2010
CONCENTRATION OF CREDIT RISK

17. CONCENTRATION OF CREDIT RISK

The Company’s customers include pharmaceutical, biotechnology and medical device companies. In the majority of circumstances, the Company has agreements in force with these customers that provide for continued involvement in present research projects. However, it is possible that the Company will have no further association with these customers once the present projects conclude.

The following table summarizes customers that contributed greater than 10% of net revenues:

	Year Ended December 31,
Name of Customer	2008	2009	2010
Customer A	*	14.4%	18.4%
Customer B	*	10.9%	*

*	Less than 10%

The Company did not have accounts receivable greater than 10% of total outstanding accounts receivable with any individual customer as of December 31, 2009 and 2010.

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2010
SEGMENT REPORTING

18. SEGMENT REPORTING

Operating segments are components of an enterprise for which separate financial information is available and is regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Company has two reportable segments based on its major lines of businesses: laboratory services and manufacturing services. Laboratory segment provides services for pharmaceutical, biotechnology and medical device companies. Manufacturing segment produces advances intermediates and Active Pharmaceutical ingredients (“APIs”) for use by pharmaceutical companies. Each operating segment derives its revenues from the sale of services or products, and each is the responsibility of a member of the senior management of the Company who has knowledge of product- and service-specific operational risks and opportunities. The Company’s chief operating decision makers have been identified as the Board of Directors, who review the results of the two operating segments when making decisions about allocating resources and assessing performance of the Company.

The following table summarizes the selected revenue and expense information for each reportable segment:

Years ended December 31:
2008:	Laboratory Services	Manufacturing Services	Total
Net revenues from external customers	$205,027	$48,458	$253,485
Cost of revenues	(124,723)	(32,420)	(157,143)

Gross profit	$80,304	$16,038	$96,342

2009:	Laboratory Services	Manufacturing Services	Total
Net revenues from external customers	$249,909	$20,110	$270,019
Cost of revenues	(145,153)	(16,461)	(161,614)

Gross profit	$104,756	$3,649	$108,405

2010:	Laboratory Services	Manufacturing Services	Total
Net revenues from external customers	$294,856	39,205	334,061
Cost of revenues	(175,116)	(31,353)	(206,469)

Gross profit	$119,740	7,852	127,592

For the years ended December 31, 2008, 2009 and 2010, respectively, the net revenues of laboratory services and manufacturing services were principally derived from discovery chemistry services and from the sale of advanced intermediates and APIs, respectively.

The Company’s revenues by geographic region determined according to the location of the customers were as follows:

	Year Ended December 31,
	2008	2009	2010
United States	$202,726	$209,579	$239,028
Europe	31,019	31,801	42,167
Other countries	19,919	28,781	52,965

Gross revenues	$253,664	$270,161	$334,160
Sales tax	(179)	(142)	(99)

Net revenues	$253,485	$270,019	$334,061

The Company’s long-lived assets by geographic region determined according to the location of the assets were as follows:

	December 31,
	2009	2010
China	$164,468	$188,863
United States	17,362	16,684

Total	$181,830	$205,547

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2010
RELATED PARTY TRANSACTIONS

19. RELATED PARTY TRANSACTIONS

Beginning January 1, 2005, the Company entered into export agent agreements with Shanghai Lechen International Trade Co., Ltd. (“Shanghai Lechen”) for exporting advanced intermediates and APIs. Shanghai Lechen is owned by the parents of Dr. Ning Zhao, Lead Advisor of Analytical Services, Corporate Head of Human Resources, and a director of the Company. Agency service fees paid to Shanghai Lechen by the Company for the years ended December 31, 2008, 2009 and 2010 were  $155,  $131 and  $154, respectively.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2010
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

On January 5, 2011, the Company entered into a revolving loan facility agreement under which the Company could borrow up to  $7.5 million denominated in U.S. dollar and solely used for operations, The interest rate for each drawdown is based on Libor rates of the corresponding period of draw-down plus 2.5%. or a market rate mutually agreed. The revolving loan facility will be reviewed at least annually. No fee is charged on undrawn balances. As of April 19, 2011, the Company has fully drawn down the revolving loan facility of  $7.5 million at interest rates of 3.19%-3.60% with terms of six months for each draw-down respectively.

On March 30, 2011, the Company entered into a Share Purchase Agreement to acquire Chemdepo, Inc., a U.S.- based service provider for the pharmaceutical industry. Chemdepo primarily offers radioactive chemistry compound synthesis services. The total purchase price was  $1.35 million including  $1.15 million in cash and 12,821 ADSs of the Company’s restricted common stock valued at approximately  $0.2 million. The restricted common stocks will vest over the four-year period following the acquisition. Through the acquisition, the Company is expanding its capability in serving our customers in this particular area. The acquisition will be included in the Company’s laboratory services segment.

SCHEDULE 1-WUXI PHARMATECH (CAYMAN) INC.	12 Months Ended
Dec. 31, 2010
SCHEDULE 1-WUXI PHARMATECH (CAYMAN) INC.

SCHEDULE 1—WUXI PHARMATECH (CAYMAN) INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2010

(Dollars in thousands, except share and per share data, unless otherwise stated)

WUXI PHARMATECH (CAYMAN) INC.

BALANCE SHEETS

	December 31,
	2009	2010
Assets
Current assets:
Cash and cash equivalents	3,909	5,461
Dividends receivable	8,151	8,404
Other current assets	2,226	1,128

Total current assets	14,286	14,993

Non-current assets:
Investment in subsidiaries	314,749	415,271
Other non-current assets	263	189

Total assets	329,298	430,453

Liabilities and equity
Current liabilities:
Short-term borrowings	10,000	—
Accrued liabilities	1,878	762
Other tax payable	651	227
Other current liabilities	772	770

Total current liabilities	13,301	1,759

Non-current liabilities:
Convertible notes	35,864	35,864

Total liabilities	49,165	37,623

Equity:
Ordinary shares ( $0.02 par value: 5,002,500,000 shares authorized as of December 31, 2009 and 2010; 550,609,256 and 560,972,080 issued and outstanding as of December 31, 2009 and 2010, respectively)	11,012	11,219
Additional paid-in capital	320,672	332,913
Accumulated deficit	(68,631)	22,180
Accumulated other comprehensive income	17,080	26,518

Total equity	280,133	392,830

Total liabilities and equity	329,298	430,453

SCHEDULE 1—WUXI PHARMATECH (CAYMAN) INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010

(Dollars in thousands, except share and per share data, unless otherwise stated)

WUXI PHARMATECH (CAYMAN) INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2008	2009	2010
Operating expenses:
Selling and marketing expenses	(3)	—	(75)
General and administrative expenses(1)	(18,654)	(15,561)	(10,449)

Operating loss	(18,657)	(15,561)	(10,524)
Equity in earnings (loss) of subsidiaries	(49,058)	63,929	75,287
Other income, net	1,267	5,261	26,298
Interest expense	(—)	(756)	(250)
Interest income	3,015	1	—

Income (loss) before income taxes	(63,433)	52,874	90,811
Income tax expense	(770)	—	—

Net income (loss)	(64,203)	52,874	90,811

Note(1):	General and administrative expenses include $3.0 million, $2.6 million and $3.5 million of share-based compensation expense for the years ended December 31, 2008, 2009 and 2010, respectively. These amounts have been classified as cost of revenues in the consolidated statements of operations for WuXi Pharmatech (Cayman) Inc.

SCHEDULE 1—WUXI PHARMATECH (CAYMAN) INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010

(Dollars in thousands, except share and per share data, unless otherwise stated)

WUXI PHARMATECH (CAYMAN) INC.

EQUITY (DEFICIT) AND COMPREHENSIVE INCOME (LOSS)

	Ordinary		Additional paid-in capital	Retained earnings (deficit)	Accumulated other comprehensive income	Total Equity	Comprehensive Income (loss)
	Shares	Amount
Balance as of January 1, 2008	492,226,776	9,845	291,020	(57,302)	7,835	251,398

Issuance of ordinary shares held in escrow in connection with acquisition	4,120,526	82	15,090	—	—	15,172
Shares issued upon conversion of convertible notes	3,253,000	65	5,058	—	—	5,123
Issuance of ordinary shares pursuant to share option plan	29,785,288	596	414	—	—	1,010
Share-based compensation expense	—	—	13,047	—	—	13,047
Cumulative translation adjustment	—	—	—	—	9,329	9,329	9,329
Net loss	—	—	—	(64,203)	—	(64,203)	(64,203)

Balance as of December 31, 2008	529,385,590	10,588	324,629	(121,505)	17,164	230,876	(54,874)

Cancellation of ordinary shares held in escrow in connection with acquisition	(4,120,526)	(82)	(15,090)	—	—	(15,172)
Issuance of ordinary shares pursuant to share option plan	25,344,192	506	913	—	—	1,419
Share-based compensation expense	—	—	10,220	—	—	10,220
Cumulative translation adjustment	—	—	—	—	(84)	(84)	(84)
Net income	—	—	—	52,874	—	52,874	52,874

Balance as of December 31, 2009	550,609,256	11,012	320,672	(68,631)	17,080	280,133	52,790

Issuance of ordinary shares pursuant to share option plan	10,362,824	207	2,156	—	—	2,363
Share-based compensation expense	—	—	10,085	—	—	10,085
Cumulative translation adjustment	—	—	—	—	9,438	9,438	9,438
Net income	—	—	—	90,811	—	90,811	90,811

Balance as of December 31, 2010	560,972,080	11,219	332,913	22,180	26,518	392,830	100,249

SCHEDULE 1—WUXI PHARMATECH (CAYMAN) INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010

(Dollars in thousands, except share and per share data, unless otherwise stated)

WUXI PHARMATECH (CAYMAN) INC.

CASH FLOW STATEMENTS

	Year Ended December 31,
	2008	2009	2010
Operating activities:
Net income (loss)	(64,203)	52,874	90,811
Adjustment to reconcile net income to net cash used in operating activities:
Share-based compensation expense	13,046	9,292	9,210
Equity in earnings of subsidiaries	49,058	(63,929)	(75,287)
Loss (gain) on forward contracts marked to market	418	(689)	(745)
Gain from settlement of escrow shares	—	(1,672)	—
Changes in assets and liabilities:
Amount due to related parties	(2)	—	—
Other current assets	482	525	670
Other non-current assets	419	74	74
Other current liabilities	769	1	(1)
Other taxes payable	624	28	(425)
Accrued liabilities	347	526	(1,115)

Net cash provided by (used in) operating activities	958	(2,970)	23,192

Investing activities:
Long-term investment in subsidiaries	(165,840)	(22,432)	(14,003)
Dividends received from subsidiaries	17,059	13,754	—

Net cash used in investing activities	(148,781)	(8,678)	(14,003)

Financing activities:
Repayment of short-term bank borrowings	—	(10,000)	(10,000)
Proceeds from short-term bank borrowings	—	14,000	—
Net proceeds/payment from revolving line of credit	—	6,000	—
Proceeds from exercise of share options	1,010	1,419	2,363

Net cash provided by (used in) financing activities	1,010	11,419	(7,637)
Net increase (decrease) in cash and cash equivalents	(146,813)	(229)	1,552
Cash and cash equivalents at beginning of period	150,951	4,138	3,909

Cash and cash equivalents at end of period	4,138	3,909	5,461

Non-cash investing and financing activities:
Dividend declared not collected	14,140	—	—
Conversion of convertible notes	5,123	—	—
New share issuance for AppTec acquisition held in escrow	15,172	—	—

Note to Schedule 1

1) Schedule 1 has been provided pursuant to the requirements of Rule 12-04(a) and 4-08(e)(3) of Regulation S-X, which require condensed financial information as to the financial position, changes in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented when the restricted net assets of consolidated and unconsolidated subsidiaries together exceed 25% of consolidated net assets as of the end of the most recently completed fiscal year.

2) The condensed financial information has been prepared using the same accounting policies as set out in the accompanying consolidated financial statements except that the equity method has been used to account for investments in its subsidiaries.

3) Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

4) As of December 31, 2008, 2009 and 2010, there were no material contingencies, significant provision of long-term obligations, mandatory dividend or redemption requirements of redeemable stocks or guarantees of the Company, except for those which have been separately disclosed in the consolidated financial statement.

5) For the year ended December 31, 2008,  $17.1 million in cash dividends were paid to the Company by WXAT. For the year ended December 31, 2009,  $7.7 million and  $6.0 million in cash dividends were paid to the Company by WXAT and WASH, respectively. For the year ended December 31, 2010, no cash dividend was paid to the Company by its subsidiaries.